Rule 497(e)

File Nos. 333-194100 and 811-08183

SCHWAB ADVISOR CHOICE VARIABLE ANNUITYTM

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated September 22, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

Effective on or about September 25, 2020 (“Effective Date”), the American Century Investments VP Income & Growth Fund will be renamed the American Century Investments VP Disciplined Core Value Fund. Accordingly, as of the Effective Date, all references to American Century Investments VP Income & Growth Fund in the Prospectus and SAI are hereby deleted and replaced with American Century Investments VP Disciplined Core Value Fund.

At in-person meetings held on June 10-11, 2020, the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West Invesco Small Cap Value Fund (“Acquired Fund”), with and into the Great-West Loomis Sayles Small Cap Value Fund (to be renamed Great-West Small Cap Value Fund) (“Acquiring Fund”). It is anticipated the merger will be completed on or about October 23, 2020 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business October 23, 2020, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650 or write to the Retirement Resource Operations Center at P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.

REG112373NY-00

00250953